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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated November 20, 1999 included in Integral Systems, Inc.'s Form 10-KSB for the year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.



                                       /s/:  Rubino & McGeehin, Chartered

                                       RUBINO & MCGEEHIN, CHARTERED

Bethesda, Maryland
December 15, 2000